Exhibit 99.2 JP Morgan 2023 Corporate Presentation 1

Disclaimer Legal Disclaimer & Forward-Looking Statements Certain statements in this presentation and the accompanying oral commentary are forward-looking statements. These statements relate to future events or the future business and financial performance of Biomea Fusion, Inc. (the “Company”) and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. All statements other than statements of historical fact could be deemed forward-looking, including any projections of financial information or profitability, the initiation, timing and results of pending or future preclinical studies and clinical trials, the actual or potential actions of the FDA, the status and timing of ongoing research, development and corporate partnering activities, any statements about historical results that may suggest trends for the Company's business; any statements of the plans, strategies, and objectives of management for future operations; any statements of expectation or belief regarding future events, potential markets or market size, or technology developments, and other factors affecting the Company's financial condition or operations. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward- looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this presentation are made only as of the date hereof. Except as required by law, the Company assumes no obligation and does not intend to update these forward-looking statements or to conform these statements to actual results or to changes in the Company's expectations. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Page 2

Excellent Science - Combining Validated Targets with Breakthrough Chemistry We aim to cure TM Experienced Management Team Biomea Fusion is a clinical-stage biopharmaceutical company focused on the discovery and development of oral covalent small-molecule drugs to treat Novel FUSION™ System patients with genetically defined cancers and metabolic diseases. We believe that our approach may lead to significant improvement and extension of life for patients. Our team is engaged in all phases of drug discovery and development, including target selection, BMF-219 - Clinical Stage Lead Asset small molecule design, and preclinical and clinical studies to develop innovative medicines. BMF-500 and additional Programs Page 3

Developing some of the most impactful medicines of our time

A long history of developing successful drugs together



Thomas Butler
Chairman & CEO

15+ years in Life Science
Pharmacyclics
Gilead Sciences
UCLA – MBA Finance
UCSB, MS – Chemistry

Veklury remdesivir

Co-inventor of Remdesivir at Gilead



Ramses Erdtmann
President & COO

15+ years in Life Science
Oxygen Investments
Pharmacyclics
Commerzbank
University of Münster, Master's in Banking & Corp Finance



Naomi Cretcher
Chief of People

15+ years in Life Science
Pharmacyclics
Genentech
UC Irvine, BA Comm
SF State University, Comm



Heow Tan
Chief Technical & Quality Officer

22+ years in Life Science
Pharmacyclics
Collegium Pharmaceutical
Praecis Pharmaceuticals
Ohio State University
Santa Clara University
Leavey School of Business, MBA – Finance & Mgmt



Steve Morris MD
Chief Medical Officer

25+ years in Life Science
HealthChart LLC
Insight Genetics
St. Jude Children's Research Hospital
Board certified internist (Univ. of Texas SW HSC) and medical oncologist (Yale University School of Medicine)



Franco Valle
Chief Financial Officer

15+ years in Life Science
Eidos Therapeutics
Iovance Biotherapeutics
Pharmacyclics
CallidusCloud
PricewaterhouseCoopers
San Jose State University, BS Corporate Finance



Thorsten Kirschberg
EVP of Chemistry

25+ years in Life Science
Terns Pharmaceuticals
Gilead Sciences
Cell Gate
Golden Gate University, MBA University of Münster, Ph.D., Chemistry

HARVONI ledipasvir / sofosbuvir

Co-lead of Ledipasvir at Gilead



Jim Palmer
VP of Drug Discovery

30+ years in Life Science
Biota Ltd
Cytopia Ltd.
Rigel, Inc.
Celera Genomics
Prototek Inc.
Purdue University
Ph.D. Organic Chemistry

imbruvica (ibrutinib)

Co-inventor of ibrutinib at Celera

biomea FUSION We Aim to Cure™
Page 4

Biomea leverages the FUSION™ System to Create a Suite of Novel Covalent Agents to Improve and Extend the Lives of Patients

Biomea's Development Principles


Validated Targets
For Covalent
Inhibition
Biology
Breakthrough
Covalent Chemistry
Chemistry
Proprietary
Combinations
Medicine

Validated Targets

Drugs pursuing **Validated Disease Targets** have a ~2x higher likelihood of approval than molecules pursuing a new mechanism of action

Sources: Nelson et al. (2015) Nat Genet.; Thomas et al. (2016) BIO; In a Landscape of 'Me Too' Drug Development, What Spurs Radical Innovation? HBS Weekly Review (Jun 2018)

Covalent Inhibitors

Covalent Small Molecule Inhibitors provide deep target inactivation and a wider therapeutic window, allowing for longer duration on therapy

Sources: Singh et al. (2011) Nature Reviews Drug Discovery; Cheng et al. (2020) Journal of Hematology & Oncology; Strelow (2017) SLAS Discovery; Kalgutkar & Dalvie (2012) Expert Opin. Drug Discov.;

Proprietary Combinations

Combination Therapy with non-overlapping resistance mechanisms results in more durable responses and better outcomes

Sources: Palmer et al. (2019) eLife; Mokhtari et al. (2017) Oncotarget

biomea FUSION We Aim to Cure™
Page 5

TM Our Technology Platform – The FUSION SYSTEM TM Biomea created the Fusion System specifically to address unique targets and rapidly create highly potent and safe covalent inhibitors for them. Protein-protein interactions Shallow, limited, or dynamic binding sites Difficult to target kinases, including avoiding high homology family High affinity competitive ligands members Transcriptional factors Systemic tolerability issues at efficacious dose Low expressing targets Targeting optimal confirmation Scaffold proteins Identify small molecules for new targets Small GTPases Most proteins are considered undruggable because it’s impossible to get high enough drug exposure to effectively silence the target without significant side effects… Our Optimized Covalent Inhibitors Uniquely Solve That Problem. 6

Our Technology Platform – The FUSION™ SYSTEM – provided 3 Program leads over the past 4 years!

Target identification to IND candidate in 18 months

Target to Hit	Custom Lead	Lead Optimization	IND
Target validation Visual integration of crystal structures of target and reactive cysteine	**Library of custom engagers** Proprietary AI platform with VR validation matches novel DRUG LIKE PROBES to cysteines; we do not screen via library probes.	**Custom scaffold creation** Custom built Synthesis to create candidates with desired	**Refinement** Building in drug-like properties, optimizing PK/PD profile, and maintaining specificity
Utility: Differentiated insights from X-ray crystal structures, identifying target cysteines	**Utility:** Library of covalent scaffolds provide for ~1,000 de novo scaffolds for AI/VR scoring	**Utility:** AI/VR program platform yields over 300 scaffolds, which are synthesized for in vitro testing	**Utility:** Scaffolds are further refined with Mass spec, animal, and cell-based assays to two IND candidates biomea FUSION We Aim to Cure™

Page 7

Covalent Chemistry creates very powerful results Covalent Inhibitors - a History of Medical & Commercial Success Notable Covalent Inhibitors • Aspirin was the first commercialized covalent drug Aspirin Penicillin Osimertinib (TAGRISSO) • Notable precision oncology and infectious disease programs leverage covalent mechanisms - Precision Oncology: Osimertinib and Ibrutinib both target kinases and are used in subpopulations with specific genetic biomarkers - Antivirals: Remdesivir and Tenofovir both target reverse transcriptases and are Remdesivir (VEKLURY) Ibrutinib (IMBRUVICA) Sofosbuvir (SOVALDI) leveraged to treat HCV and other viruses including HIV and COVID-19 Compounds in blue were invented or developed by Biomea Fusion senior leadership Page 8

Case Study PCI-32765 IMBRUVICA - Prolonged Target Occupancy Effect Without prolonged Systemic Exposure

Imbruvica – a Covalent Inhibitor with Long Kinetic but very Short Biological Half Life


BTK Active-Site Occupancy
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
70
60
50
40
30
20
10
0
Plasma Concentration (ng/ml)
0
4
8
12
16
20
24
28
Time Post-dose (hours)
Long Kinetic Half Life
% Active-Site Occupancy (left axis) indicates irreversible BTK Inhibition at cancer sites
Short Biologic Half Life
Plasma concentration (right axis) reflects systemic exposure to body

High Selectivity

Two-step inhibition: 1) Initial reversible binding followed by 2) covalent interaction, increasing target selectivity

Deep Target Inactivation

Permanent inactivation of bound protein drives target elimination through normal cellular degradation processes

Greater Therapeutic Window

Designed to maintain an effect without sustained systemic exposure, unlike conventional non-covalent inhibitors biomea FUSION We Aim to Cure™

Page 9

JPM 2022 Announcement BMF-219 Goals for the year 2022 Initiation of “Clinical Trials in 7 tumor types and in Diabetes” – and WE DID IT! Completion of Healthy Volunteer Completed Portion of Study Enrollment of First Diabetes Patient Completed Plus CLL Additional Programs nd 2 Pipeline Candidate H1 2022 Announced rd To be 3 Pipeline Candidate announced Announced Page 10

In **2022** Biomea Expanded into Eight Different Solid and Liquid Tumors as well as Type 2 Diabetes

Biomea's Pipeline as of January 2023

Program	Study	Indication (Discovery / IND Enabling / Phase 1 / Phase 2 / Phase 3)	Addressable Population *(US Incidence)*
BMF-219 Menin Program	COVALENT-101 (Liquid Tumors)	AML/ALL (Leukemia)	~2.5K MLL-r ~6K NPM1
		DLBCL (Lymphoma)	~6.5K DLBCL (r/r MYC)
		MM (Myeloma)	~9.5K MM (r/r MYC)
		CLL (Leukemia)	~8K CLL (r/r)
	COVALENT-102 (KRAS Solid Tumors)	NSCLC (Lung)	~58K NSCLC (KRAS)
		PDAC (Pancreas)	~53K PDAC (KRAS)
		CRC (Colon)	~60K CRC (KRAS)
	COVALENT-111 (Diabetes)	Type 2 Diabetes	~37M Prevalent T2 Diabetics
BMF-500 FLT3 Program	COVALENT-103 (Liquid Tumors)	AML/ALL (Leukemia)	~6K FLT3+ AML
Additional Oncology Program	Target # 3	Oncology	Undisclosed

biomea FUSION We Aim to Cure™

Page 11

BMF-219 and BMF-500 Patient Populations in the US

Cancer Indications: >200K and Diabetes: >125M

Addressable Annual US Patient Population for BMF-219



Oncology Patient Population
Diabetes Patient Population
US Incident Patient Population
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
100 M
90 M
80 M
70 M
60 M
50 M
40 M
30 M
20 M
10 M
M
MLL-R and NPM1 AML Initial Target Patient Population for menin inhibitors
6K
2.5K
6K
~6.5K
9.5K
8K
~53K
~58K
60K
1.6M
~90M
~37M
FLT3 (BMF-500)
MLL-R
NPM1
DLBCL r/r with MYC Implication
MM r/r with MYC Implication
CLL r/r
KRAS Mut. Pancreatic Cancer
KRAS Mut. NSCLC
KRAS Mut. Colon Cancer
Diabetes (Type I)
Pre Diabetc (Type 2)
Diabetes (Type II)
Acute Leukemias
Lymphoma & Myelomas
Solid Tumors
Metabolic

Sources: Jovanović, K. K., Roche-Lestienne, C., Ghobrial, I. M., Facon, T., Quesnel, B., & Manier, S. (2018). Targeting MYC in multiple myeloma. Leukemia, 32(6), 1295–1306. https://doi.org/10.1038/s41375-018-0036-x ; Riedell, P. A., & Smith, S. M. (2018). Double hit and double expressors in lymphoma: Definition and treatment. Cancer, 124(24), 4622–4632. https://doi.org/10.1002/cncr.31646; Kempf, E., Rousseau, B., Besse, B., & Paz-Ares, L. (2016). KRAS oncogene in lung cancer: focus on molecularly driven clinical trials. European respiratory review : an official journal of the European Respiratory Society, 25(139), 71–76. https://doi.org/10.1183/16000617.0071-2015; Lanfredini, S., Thapa, A., & O'Neill, E. (2019). RAS in pancreatic cancer. Biochemical Society transactions, 47(4), 961–972. https://doi.org/10.1042/BST20170521; Serna-Blasco, R., Sanz-Álvarez, M., Aguilera, Ó., & García-Foncillas, J. (2019). Targeting the RAS-dependent chemoresistance: The Warburg connection. Seminars in cancer biology, 54, 80–90. https://doi.org/10.1016/j.semcancer.2018.01.016; Park, W., Chawla, A., & O'Reilly, E. M. (2021). Pancreatic Cancer: A Review. JAMA, 326(9), 851–862. https://doi.org/10.1001/jama.2021.13027; NCI SEER Estimated 2021 Incidence <seer.cancer.gov>

biomea FUSION We Aim to Cure™
Page 12

BMF-219 a covalent inhibitor of menin with unique properties Restoring Balance in Menin Dependents Diseases is Context Specific Pathological State Effector Genes CDK inhibition results in beta-cell quiescence Treating Cancer Treating Diabetes • Menin dependent effector genes • Menin dependent effector genes in beta-cells express proteins that in certain cancers express or repress beta-cell growth regulate proteins that drive oncogenesis BMF-219 selectively enables BMF-219 selectively enables cell cell homeostasis of menin homeostasis of menin dependent dependent cancer cells beta cells Menin suppressing Menin disrupting cell homeostasis cell homeostasis Page 13

First Development Success with BMF-219 in MLL Fusion and NPM1 Driven Tumors

BMF-219 has the Potential to Impact Important Binding Partners in Multiple Tumors

Mechanism of Action


MYC
NPM1
Menin
Other
MLL
BMF-219 covalent binding to menin disrupts menin-MLL protein-protein interaction, resulting in global change of function

Resulting change of function of menin impacts important binding partners involved in oncogenesis

Target Patient Population


MLL
NPM1
HOXA9/ MEIS1
MYC
Other

- Acute Leukemia: MLL-r
- Acute Leukemia: NPM1 mutant
- Acute Leukemia: Ras mutant
- DLBCL: DHT / DEL
- Multiple Myeloma: MYC addicted
- KRAS mutant Solid Tumors:
  Colorectal
  Lung
  Pancreatic
- CLL: r/r population
- Liquid and Solid Tumors

BMF-219 has the potential to address additional patient populations with tumors that are dependent on menin or some of its binding partners biomea FUSION We Aim to Cure™
Page 14

Novel Covalent Inhibitor of Menin

BMF-219

Pipeline-in-a-Pill – Single Agent for Multiple Indications

MLL Fusion & NPM1 Driven Tumors

Initial clinical validation in r/r acute leukemias with MLL fusions in addition to NPM1 mutations

MYC Addicted and MYC Driven Tumors

Expansion into r/r diffuse large b cell lymphoma, r/r multiple myeloma and r/r chronic lymphocytic leukemia

RAS/RAF Driven Solid Tumors

Further expansion into KRAS and RAS mutant colorectal, lung, and pancreatic cancer

Diabetes

Pathway and clinical validation of covalent menin inhibition biomea FUSION We Aim to Cure™
Page 15

First Development Success with BMF-219 in MLL Fusion and NPM1 Driven Tumors

In Acute Leukemia

Development Stage:
Phase I Clinical Trial (COVALENT-101) enrolling patients with relapsed/refractory acute leukemia

Key Facts

Estimated Addressable Population

Acute Leukemia (Mutation)	Estimated US Patient Population (Annual Incidence)
MLL-r	~2,500
NPM1 mutant	~6,000
Ras Driven	~6,000

MOA

BMF-219 covalently blocks menin / MLL interaction



BMF-219
MLL
fusion
Cell Death
Leukemia
Differentiation
OFF
HOX
MEIS1

- BMF-219 directly inhibits MLL-menin interaction and was optimized to cause cell killing, rather than cell differentiation.
- In preclinical studies, BMF-219 shows robust cell killing and reduction of expression of key genes (including MYC, MEIS1, HOXA9, and BCL2)

Relevant Pathway

Menin / MLL interaction can modify chromatin, activating key leukemic genes



MLL1
MLL2
Menin
H3K4me3
HOXA9
MEIS1
MYC

Menin / MLL complex forms and modifies chromatin at histone H3, activating *HOXA9* and *MEIS1*

biomea FUSION We Aim to Cure™ Page 16

GLP and non-GLP IND-Enabling Toxicology Studies

BMF-219 Was Highly Selective in Key Screening and Safety Panels

No Histopathology Findings Were Observed with BMF-219 in GLP and non-GLP IND-Enabling Toxicology Studies

✓ Kinase Screening

169 kinases screened; only **two** showed >50% inhibition with BMF-219

✓ Oncopanel Screen

Minimal impact of BMF-219 on cell metabolism in leukemia and lymphoma cell lines that have **wild type MLL1**



Metabolic Activity (%)
BMF-219
Vehicle
100
80
60
40
20
0
BC-1
BCP-1
BV-173
K562
U937

✓ Safety Screen

SafetyScreen44 panel (CEREP/Eurofins Discovery)* showed **no meaningful impact** (>50% activation or inhibition)

*SafetyScreen44 *in-vitro* panel of 44 common selected targets to identify significant off-target interactions

✓ Glutathione Reactivity

BMF-219 had **less reactivity than the approved covalent drugs omeprazole and neratinib**

Drug	Mean half-life (min)
Omeprazole	123.3
Neratinib	197.7
Ibrutinib	>360
BMF-213	322.3
BMF-214	>360
BMF-219	>360

biomea FUSION We Aim to Cure™

Page 17

First Development Success with BMF-219 in MLL Fusion and NPM1 Driven Tumors

BMF-219 Demonstrated Rapid and Near Complete Reduction of Expression of Oncogenes

Gene Expression Changes in AML cells following treatment w/ BMF-219 (0.500µM dose)



Transcripts per Million from Control (DMSO) @6 Hr
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
@6 hours
DMSO
BMF-219
Transcripts per Million from Control (DMSO) @24 Hr
@24 hours
DMSO
BMF-219
Menin (MEN1)
MEIS1
HOXA9
DNMT3A

(Transcripts per Million is a measure of gene expression)

- Covalent inhibitor, BMF-219, downregulates expression of Menin (via the target *MEN1* gene) and critical leukemogenic genes (e.g., *MEIS1* and *HOXA9*)
  - *MEIS1* is a gene that can be an accelerator of leukemic transformation (along with *HOXA9*)
  - *HOXA9* is a gene involved in myeloid differentiation and can be leukemogenic
  - *DNMT3A* is a gene that codes for a methyltransferase, which can be leukemogenic when mutated
- BMF-219 demonstrated up to 80% reduction in readout genes by 6 hours and approximately 90%+ reduction at 24 hours biomea FUSION We Aim to Cure™
Page 18

First Development Success with BMF-219 in MLL Fusion and NPM1 Driven Tumors BMF-219 Superior Cell killing of the Target AML Cell Lines at Half the Dose vs Reversible Competitive Menin Inhibitors Source Data from ASH 2021 Publications BMF-219 Non-covalent Inhibitors KO-539 is 15% effective @ 1000nM in MOLM-13 cells and 46% effective @ 1 100nM in OCI-AML3 cells 100% 15% effective 90% @ 1000nM 80% 70% 60% 50% 46% effective 40% @ 100nM 30% 20% SNDX-50469 is 12% effective @ 1000nM in MOLM-13 cells 10% And 68% effective @ 1000nM in OCI-AML3 cells 0% MOLM-13 OCI-AML3* MV4;11 MOLM13 OCI-AML3 12% effective Average of Clinical Non- BMF-219 @ 560nM @ 1000nM covalent Inhibitors @ 1000nM Approximately half the dose of non-covalent inhibitors *Only SNDX-50469 was tested at 1000 nM in this cell line • BMF-219 killed >90% of AML cells in MLL-rearranged and NPM1 mutant cell lines at 4 days 68% effective post-treatment @ 1000nM • Non-covalent menin inhibitors generally report significantly less cell killing of AML cell lines as a single agent Blood (2021) 138 (Supplement 1): 3340., ASH 2021. Page 19 % of Cells with Calcein Staining

Novel Covalent Inhibitor of Menin BMF-219 Pipeline-in-a-Pill – Single Agent for Multiple Indications MLL Fusion & NPM1 Driven Tumors Initial clinical validation in r/r acute leukemias with MLL fusions in addition to NPM1 mutations MYC Addicted and MYC Driven Tumors Expansion into r/r diffuse large b cell lymphoma, r/r multiple myeloma and r/r chronic lymphocytic leukemia RAS/RAF Driven Solid Tumors Proprietary Further expansion into KRAS and RAS mutant colorectal, lung, and pancreatic cancer Combinations Chemistry Diabetes Pathway and clinical validation of covalent menin inhibition Pathway and clinical Page 20

Menin Dependencies Observed in Multiple Tumors

Acute Leukemia, DLBCL, MM & Other Tumor Types Have High Menin Dependency Based on Broad Institute DEPMAP Dataset

BROAD Institute Cancer Dependency Map (DEPMAP) for Menin (*MEN1*)



Count
80
60
40
20
0
−2
−1
0
1
Hematopoietic And Lymphoid /Other (p=2.8e-11)
Solid /Other (p=6.8e-11)
Multiple Myeloma /Other (p=8.1e-09)
DLBCL /Other (p=5.1e-06)
−2
−1
0
1
CERES MENIN Dependency Score

- Cell viability scores have shown that **menin** plays a key role in **survival of multiple tumors**
- **High menin dependency in liquid and solid tumors,** beyond acute leukemias, provides rationale for further analysis in dependent tumor types
- Biomea is clinically exploring the potential for **covalent inhibition of menin in a variety of liquid and solid tumor types**

Note: CERES MENIN Dependency scores less than -1 in various tumor types imply that menin is considered essential for cell survival in those tumor types

Page 21

BMF-219 Covalent Binding of Menin has Broad Impact

BMF-219 Shown to Disrupt MYC Genomic Function via Broad Impact on the Complexes Surrounding Menin

Covalent Menin Inhibitor – BMF-219


IRF4
MYC
MAX
ASCL2
CEBPB
SMAD3
STAT3
KMT2A
BCL11A
AR
GABPA
RELA
NCOA1
ETS1
E2F6
FOXA1
GATA1
HNF4A
CEBPA
JUND
ZBTB7A
CTCF
TCF12
TP53
SPI1
TF activity inference scores greater than 10 are highly significant
10.0
20.0
30.0
40.0
50.0
Enrichment Score

TF activity inference using ChIP-seq of differentially expressed genes in MOLM-13 cells incubated with 500 nM BMF-219 at 24 hours. Each bar represents a study in the GEO repository using the specified TF antibody.

Non-Covalent Menin Inhibitor – SNDX-50469


MOLM13
500 nM SNDX-50469/Control
MYO6
MEIS1
MEF2C
CNOT6L
PBX3
REEP3
JMJD1C
LAMP5
FLT3
SENP6
CDK6
WNK1
HOXA9
BAZ2B
MYC
RNA
ATAC
-6
-5
-4
-3
-2
-1
0
Log2 fold-change
(ATAC peaks and RNA expression)

Blood (2021) 138 (Supplement 1): 3340.

- **In MOLM-13 cells treated with BMF-219, the top transcription factors regulating gene expression are MYC and MAX**
- IRF4, MYC, and MAX are known drivers for some forms of DLBCL, (addicted) multiple myeloma, and multiple additional tumors

- **Significantly less impact on *MYC* expression** (2x fold) and genomic function by clinical non-covalent menin inhibitor
- In contrast, **BMF-219 treatment led to a ~100-200x reduction in *MYC*** expression at 24 hours

Page 22

First Development Success with BMF-219 in MYC Addicted and MYC Driven Tumors BMF-219 Led to near Complete Inhibition of Growth at 1μM in DLBCL in ex-vivo Samples Triple Hit Lymphoma MYC Amplified DLBCL • At ~1µM exposure, BMF-219 produces robust growth BM-101 125 BM-100 inhibition in both THL (triple hit 125 100 lymphoma) and MYC amplified 100 DLBCL ex-vivo cell lines 75 75 50 50 • BMF-219 responses were 25 25 superior to clinical reversible 0 0 (non-covalent) inhibitors with -25 -25 respect to cell growth -50 -50 inhibition at the concentrations 0.01 0.1 1 10 100 0.01 0.1 1 10 100 -75 -75 tested Compound concentration (μM) Compound concentration (μM) Clinical Reversible 1 Clinical Reversible 2 B BM MF F -2 -219 19 Clinical Reversible 1 Clinical Reversible 2 Somanath et al., AACR 2022 Abstract 2654 Growth Inhibition IC (mM) 50 Treatment BM100 BM101 BMF-219 0.250 0.151 Clinical Reversible-1 0.969 5.63 Clinical Reversible-2 6.31 Max killing <30% Page 23 % Growth Inhibition % Growth Inhibition

First Development Success with BMF-219 in MYC Addicted and MYC Driven Tumors BMF-219 Achieves >98% Cell Lethality Against Diverse CLL ex vivo models Growth inhibition of BMF-219 in CLL ex vivo models grouped by genetic background and Rai stage Growth Inhibition of Ex Vivo CLL Models Response based on Cytogenetics Response based on Rai Stage by Genetic Background 100 100 80 75 BMF-219 (1.1µM) 60 Clinical Reversible 50 40 Menin Inhibitor (1.1µM) Venetoclax (0.8µM) 25 20 0 0 -20 -2 5 Stage 1 Stage 2 Stage 2 Relapsed Stage 3 Rai Binet Stage Cytogenetic Background Somanath et al., ASCO 2022 Abstract 7541 Page 24 Normal Normal Normal Trisomy 11 13q Del Trisomy 12, KRAS NOTCH1, ATM NOTCH1 WT1 ATM TP53 TP53 % Growth Inhibition % Growth Inhibition

COVALENT-101 (ENROLLING 4 COHORTS)

Phase I first-in-human dose-escalation and dose-expansion study of BMF-219 enrolling adult patients with r/r acute leukemia, r/r diffuse large B cell lymphoma, r/r multiple myeloma, and r/r chronic lymphocytic leukemia (CLL) (NCT05153330)



Dose Escalation
Dose Expansion
Cohort 1
Arm A No CYP3A4
R/R ALL, AMPL, AML N = var
R/R ALL, AMPL, AML Total N = 30
Arm B CYP3A4
R/R ALL, AMPL, AML N = var
R/R ALL, AMPL, AML Total N = 30
Cohort 2
Arm A No CYP3A4
R/R DLBCL N = var
R/R DLBCL Total N < 20
Cohort 3
Arm A No CYP3A4
R/R MM N = var
R/R MM Total N < 20
Cohort 4
Arm A No CYP3A4
R/R CLL/SLL N = var
R/R CLL/SLL Total N < 20

Accelerated titration design followed by classical 3+3

Cohort 1 for R/R AML/AMPL/AML patients
Cohort 2 for R/R DLBCL with ≥ 2L of prior therapy
Cohort 3 for R/R MM with ≥ 3L of prior therapy
Cohort 4 for R/R CLL/SLL with ≥ 2L of prior therapy

Study Treatment: BMF-219

- A covalent small molecule menin inhibitor, administered orally daily in 28-day cycles

Objectives

- Primary: Determine OBD & RP2D of BMF-219 monotherapy independently for each Cohort and Arm
- Secondary: Evaluate safety and tolerability of BMF-219
  Determine PK/ PD parameters of BMF-219
  Explore additional evidence of efficacy and antitumor activity

BMF-219 is being studied in seven different blood cancers. The design of COVALENT-101 is the following: Dose escalation of each cohort is done in parallel followed by independent dose selection and dose expansion phase.

Abbreviations: ALL Acute Lymphoblastic Leukemia AML Acute Myeloid Leukemia AMPL Acute Mixed-Phenotype Leukemia CYP3A4 Cytochrome 450 OBD Optimal biologic dose DLBCL diffuse large B-cell lymphoma MM multiple myeloma R/R Relapsed/Refractory biomea FUSION We Aim to Cure™
Page 25

Novel Covalent Inhibitor of Menin

BMF-219

Pipeline-in-a-Pill – Single Agent for Multiple Indications

MLL Fusion & NPM1 Driven Tumors

Initial clinical validation in r/r acute leukemias with MLL fusions in addition to NPM1 mutations

MYC Addicted and MYC Driven Tumors

Expansion into r/r diffuse large b cell lymphoma, r/r multiple myeloma and r/r chronic lymphocytic leukemia

RAS/RAF Driven Solid Tumors

Further expansion into KRAS and RAS mutant colorectal, lung, and pancreatic cancer

Diabetes

Pathway and clinical validation of covalent menin inhibition biomea FUSION We Aim to Cure™
Page 26

First Development Success with BMF-219 in RAS/RAF Driven Solid Tumors BMF-219 Produced Near Complete Inhibition of Growth at 1.1μM Across KRAS G12C, G12D, G13D, and G12V Mutant Cell Lines but not WT KRAS Growth inhibition of In Vitro KRAS Mutant Cell Lines Growth Inhibition of In Vitro KRAS Mutant Cell Lines 100 90 BMF-219 (1.1 μM) 80 Clinical Menin Reversible 1 (1.1 μM) Clinical Menin Reversible 2 (1.1 μM) 60 Clinical Kras G12C Irreversible 1 (1.1 μM) 50 Sotorasib KRAS G12C (1.1 μM) 40 20 0 -20 Lung Pancreas Colon Lung Pancreas Colon Stomach ALL Colon Colon Colon G12C G12D G13D G12V WT • Covalent menin inhibition by BMF-219 led to robust growth inhibition, comparable to clinical G12C inhibitors in G12C cell lines • In non-G12C cell lines, BMF-219 achieved robust growth inhibition, higher than clinical KRAS G12C inhibitors • Clinical reversible (non-covalent) inhibitors did not achieve greater than 30% growth inhibition in any cell lines at the concentrations tested Law et al., AACR 2022 Abstract 2665 Page 27 % Growth Inhibition

First Development Success with BMF-219 in RAS/RAF Driven Solid Tumors BMF-219 Produced Near Complete Inhibition of Growth at 1.1μM in KRAS G12C and G12D ex-vivo Patient Samples Growth Inhibition of ex-vivo KRAS mutant Cells from Patients (1μM Exposure) % Growth Inhibition of Ex Vivo PDX Tumors BM-208 (NSCLC) • 1.1µM exposure of BMF-219 produces robust growth inhibition in both G12C and BM-207 (Panc.) G12D ex-vivo cell lines BM-206 (Panc.) • BMF-219 responses were superior to BM-205 (CRC) clinical reversible (non-covalent) inhibitors with respect to cell growth inhibition at the BM-204 (CRC) concentrations tested BM-203 (CRC) BM-202 (NSCLC) BM-201 (NSCLC) 0 20 40 60 80 100 BMF-219 (1.1 μM) Clinical Menin Reversible 1 (1.1 μM) Law et al., AACR 2022 Abstract 2665 Clinical Menin Reversible 2 (1.1 μM) Page 28 KRAS G12C KRAS G12D

COVALENT-102 (ENROLLING 3 COHORTS)

Phase I/Ib Study of BMF-219, an oral covalent menin inhibitor, in patients with KRAS Mutant, Unresectable, Locally Advanced, or Metastatic Non-Small Cell Lung Cancer (NSCLC), Pancreatic Cancer (PDAC), and Colorectal Carcinoma (CRC) (NCT05631574)


Dose Escalation
3 + 3 for Safety
Dose Expansion for
Safety & Efficacy
Cohort 1
Cohort 2
Cohort 3
Stage IIIB/IV NSCLC
and/or
Stage III/IV PDAC
and/or
Stage III/IV CRC
N = var
Stage IIIB/IV NSCLC
Total N = 30
Stage III/IV PDAC
Total N = 30
Stage III/IV CRC
Total N = 30

Classical 3+3 dose escalation design


DLT
Non-DLT
Dose
Time

Study Treatment: BMF-219

- A covalent small molecule menin inhibitor, administered orally daily in 28 day cycles

Objectives

- Primary:
  - Determine OBD & RP2D of BMF-219 monotherapy independently for each Cohort / Indication
- Secondary:
  - Evaluate safety and tolerability of BMF-219
  - Determine PK/ PD parameters of BMF-219
  - Explore additional evidence of efficacy and antitumor activity

Abbreviations: **NSCLC** Non-Small Cell Lung Cancer **PDAC** Pancreatic Cancer **CRC** Colorectal Carcinoma **OBD** optimal biologic dose **RP2D** recommended phase 2 dose **PK/PD** pharmacokinetic/pharmacodynamic **ECOG** Eastern Cooperative Oncology Group **var** variable **L** prior line of systemic therapy biomea FUSION We Aim to Cure™
Page 29

Novel Covalent Inhibitor of Menin

BMF-219

Pipeline-in-a-Pill – Single Agent for Multiple Indications

MLL Fusion & NPM1 Driven Tumors

Initial clinical validation in r/r acute leukemias with MLL fusions in addition to NPM1 mutations

MYC Addicted and MYC Driven Tumors

Expansion into r/r diffuse large b cell lymphoma, r/r multiple myeloma and r/r chronic lymphocytic leukemia

RAS/RAF Driven Solid Tumors

Further expansion into KRAS and RAS mutant colorectal, lung, and pancreatic cancer

Diabetes

Pathway and clinical validation of covalent menin inhibition biomea FUSION We Aim to Cure™

Page 30

Diabetes – the biggest Epidemic of the 21st century

1 in 3 Americans will develop Diabetes in their life

- One of the largest economic burdens on the US health care system and the 7th leading cause of death in the US Source: Diabetes.org
- 80% of people with diabetes will die from this disease. Premature mortality caused by diabetes results in an estimated 12-14 years of life lost. Source: National library of Medicine 1(2); 2007 Jul PMC3068646
- In the United States $1 out of every $4 in US health care costs is being spent on caring for people with diabetes. In 2021 the US spent $380 Billion to treat diabetes.


34.2 million US Adults have diabetes today a total of $380 Billion was spent in 2021
Diabetes Population (Millions)
0
10
20
30
40
50
60
2020
2030
2040
2050
2060
Year
Diabetes population (Base case) 2014-2060
Lower bound of 95% confidence interval
Upper bound of 95% confidence interval

- According to the CDC, worldwide 463 million adults have diabetes. In the United States alone, 34.2 million adults have diabetes, 10.5% of the population. 96 million adults (more than 1 in 3) in the US have pre-diabetes.

= ***Diabetes is an uncontrolled disease despite the availability of current medication. There is a significant need for the treatment and care of diabetes patients.***

biomea FUSION We Aim to Cure™
Page 31

Diabetes – the biggest Epidemic of the 21st century

Types 2 Diabetes Progression: Beta Cell Loss


Healthy Individual
Pancreatic Islet
Type 2 Diabetic
= Islet alpha-cell
= Islet delta-cell
= Islet beta-cell
= Enlarged islet alpha-cell
= Islet beta-cell containing IAPP oligomers
= Extracellular amyloid plaque
= Islet alpha-cell
= Islet beta-cell
= Islet beta-cell containing IAPP oligomers
= Islet delta-cell
= Enlarged islet alpha-cell
= Extracellular amyloid plaque

- Type 1 and Type 2 Diabetes results in Beta Cell Loss and a Reduction in Beta Cell Mass
- Standard of Care Agents are not addressing the Loss of Beta Cells
- Type 1 and Type 2 Diabetes Patients remain un-controlled and continue to progress

Int. J. Mol. Sci. **2016**, *17*, 744; doi:10.3390/ijms17050744 biomea FUSION We Aim to Cure
Page 32

st Diabetes – the biggest Epidemic of the 21 century Diabetes Progression of Type 1 and Type 2 Driven by Beta Cell Loss Prior Paradigm Current Paradigm Causes Type 1 and Type 2 Diabetes results in Beta Cell Loss and Insulin Resistance leads to an increase in Beta Cell Workload which ultimately leads to Reduction in Beta Cell Mass Beta Cell Failure and Death and the Progression of Type 2 Diabetes. *Int. J. Mol. Sci. 2016, 17, 744; doi:10.3390/ijms17050744 Page 33

Diabetes – the biggest Epidemic of the 21st century

Diabetes Patient Segments


HbA1c
HOMA-B
HOMA-IR
BMI
Age
18%
15%
22%
39%

		Patient Population	Proposed BMF-219 MOA
Pre-Diabetes	**Initial Decline in Glycemic Control** Increasing HbA1c, Increasing Insulin Resistance Decreasing beta cell numbers and function	90M	Beta Cell Preservation Beta Cell Growth
T2D	**SIDD = Severe Insulin Deficient Diabetes** Low insulin secretion, poor metabolic control, increased risk of retinopathy and neuropathy	6.3M	Beta Cell Reactivation Beta Cell Growth
	SIRD = Severe Insulin Resistant Diabetes Insulin resistance, obesity, late onset, increased risk of nephropathy and fatty liver	5.3M	Beta Cell Reactivation Beta Cell Preservation
	MOD = Mild Obesity-Related Diabetes Obesity, early onset	7.7M	Beta Cell Reactivation Beta Cell Growth
	MARD = Mild Age-Related Diabetes Late onset, low risk of complications	13.65M	Beta Cell Reactivation Beta Cell Preservation
T1D	**Initial Diagnosis/Disease – Stage 2/Stage 3** Increasing HbA1c, Initial Reduction in Insulin Significant Decrease in beta cell numbers	1.5M	Beta Cell Growth Beta Cell Preservation

biomea FUSION We Aim to Cure™
Page 34

Diabetes – the biggest Epidemic of the 21st century

BMF-219 Value Proposition in Diabetes

First in class molecule with paradigm shifting potential for the treatment of diabetes

Oral Treatment for the Regeneration, Preservation, and Reactivation of Beta Cells

- **Disease modification** as the first treatment to potentially provide a functional cure of diabetes via restoration of beta cell homeostasis
- **Synergistic with GLP-1** based treatments while potentially insulin sparing. Potential utility in:
  - Prevention of T2D (90M prediabetic patients in the US)
  - 90% of T2D patients with beta cell impact
  - 50% of T2D patients on SOC but not at target A1C
  - T1D
  - Diabetic patients at risk for hypoglycemia
- **Potential reduction** in insulin dependance
- **MOA could positively impact**
  - NASH, CKD, CV benefit
  - Weight loss as monotherapy or in combination
  - Patients at risk for hypoglycemia under current SOC

biomea FUSION We Aim to Cure™
Page 35

First Development Success with BMF-219 in Type II Diabetes

Potential for Menin Inhibition Demonstrated by Beta Cell Ablation Diabetes Model in MEN1 Excised Mice

MEN1 Excision Prevents Development of STZ-induced Hyperglycemia



Collecting pancreas and blood serum
Men1 l/l
Men1 l/l
Control
Men1 l/l; Cre-ER
Men1 Δ/Δ
Men1-excised
Age 12 16 17 18 19 20 (wk)
TAM
STZ
1st
2nd
3rd
4th
Measuring blood glucose level

Multiple low-dose streptozotocin (MLD-STZ) administered to the control and *Men1*-excised mice to induce beta cell damage and a diabetes-like environment



600
500
400
300
200
100
Blood glucose (mg/dL)
***
***
***
***
Control
Men1-excised
0 1 2 3 4 (wk)
Time after STZ injections
Men1 l/l
Men1 Δ/Δ

Men1-excised mice did not develop hyperglycemia in STZ model, which was observed in the control group

Sources: Yang et al. (2010) Deletion of theMen1Gene Prevents Streptozotocin-Induced Hyperglycemia in Mice. Experimental Diabetes Research, 2010, 1–11. doi:10.1155/2010/876701

biomea FUSION We Aim to Cure

Page 36

First Development Success with BMF-219 in Type II Diabetes STZ Rat Model Study Design The Streptozotocin (STZ)-Induced Rat Model Study Design Only direct insulin injection shows an effect in this model with high fat diet STZ treatment typically results in ~50% Beta Cell Loss Page 37

First Development Success with BMF-219 in Type II Diabetes BMF-219 Demonstrates Strong Efficacy in Beta Cell Loss Animal Model (STZ Rat) BMF-219 Achieves Glycemic Control in STZ (Beta Cell Loss) Rat Model STZ + HFD model Oral Glucose Tolerance Test (Day 17) Non-Fasting Glucose Vehicle Non-fasting Glucose Pioglitazone (30 mg/kg) 800 800 BMF-219 (175mg/kg) 600 600 400 400 200 * * 200 * * * * p<0.05 vs Vehicle 0 0 -7 -6 -5 -4 -3 -2 -1 1 8 14 0 15 30 60 90 120 Days Minutes TA dosing Vehicle Pioglitazone (30 mg/kg) BMF-219 (175mg/kg) start BMF-219 achieves lower glucose level than pioglitazone at all BMF-219 achieves lower non-fasting glucose than pioglitazone at day timepoints in OGTT (day 17) in STZ rat model 8 and day 14 in STZ rat model Butler et al., ADA 2022 (P-851) Page 38 Blood Glucose (mg/dL) Mean± SEM Mean±SE (mg/dL)

First Development Success with BMF-219 in Type II Diabetes

BMF-219 Demonstrates Recovery of Beta Cell Activity



Beta Cell Function (at Day 17)
100
80
60
40
20
0
HOMA-B
+96%
Vehicle
Pioglitazone (30 mg/kg)
BMF-219 (175mg/kg)
Vehicle
Pioglitazone (30 mg/kg)
BMF-219 (175mg/kg)

- HOMA-Beta, a measurement of Beta Cell Function, was analyzed using 4-hr fasting glucose and insulin levels in animal plasma.
- BMF-219 displayed a significant level of Beta Cell function compared to vehicle at Day 17 in a Beta Cell Type 2 Diabetes Model.
- This data supports the observed results from the Beta Cell Mass Quantitative Analysis using IHC. Importantly, Beta Cell Function is observed despite cessation of dosing.

~96% increase represents near doubling of beta cell function

(Type 2 STZ Model represents ~ 50% Beta Cell Destruction)

biomea FUSION We Aim to Cure™
Page 39

First Development Success with BMF-219 in Type II Diabetes Zucker Diabetic Fatty Rat - a Model of Insulin Resistance The ZDF Rat Study Design Day • The ZDF rat is a model of pancreatic exhaustion, thus Treatment groups (n = 10/group): mimicking some aspects of human diabetes. 1. Vehicle 2. BMF-219 175 mg/kg • Pioglitazone and metformin provide therapeutic efficacy in this 3. Pioglitazone 30 m g/kg model. • The ZDF rat is a translatable model for studying the development of T2D. Page 40

First Development Success with BMF-219 in Type II Diabetes BMF-219 Displays Durable Glycemic Control during Drug Washout and Two Weeks after the Last Dose After 2-week Drug Washout Oral Glucose Tolerance Test (OGTT) Day 29 800 OGTT AUC on day 29 100000 600 80000 *p<0.05 vs Vehicle 400 60000 * 75% glycemic control * * maintained on day 29 40000 * * post-dosing compared to 200 * 20000 day 15 * * p<0.05 vs Vehicle 0 0 0 15 30 60 90 120 Minutes Vehicle Pioglitazone (30 mg/kg) BMF-219 (175mg/kg) ZDF rats treated with BMF-219, pioglitazone or vehicle control for 16 days were monitored for blood glucose levels by OGTT on day 29, ~2 weeks after administration of the last dose, displaying an AUC reduction of 40%, (p<0.05). Page 41 Blood Glucose (mg/dL) Mean± SEM

Fir Firs st t De Dev ve elo lop pm me en nt t S Su uc cc ce es ss s w wit ith h B BM MF F- -2 21 19 9 in in T Ty yp pe e I II I Diab Diabe et te es s BMF-219 Increases Β-islets in Pancreas Sections of ZDF Diabetic Model +2.0% • Quantitative Analysis of pancreatic islet tissue cross sections shows BMF-219 treated animals show novel effects in Beta Cell Area growth and maintenance. -28% -33% • BMF-219 was able to maintain Beta Cell function and prevent Beta Cell Area Loss in an Insulin Resistance Type 2 Diabetes Model. • Importantly, Beta Cell Area is maintained, despite cessation of dosing. Page 42

First Development Success with BMF-219 in Type II Diabetes BMF-219 Demonstrates Strong Β-cell Activity - Supporting Quantitative Analysis +351% Normal (Adequate) State • HOMA-Beta, a measurement of Beta Cell Function, was analyzed using 4-hr fasting glucose and insulin levels in animal plasma. • BMF-219 displayed a significant level of Beta Cell function compared to vehicle at Day 31 in an Insulin Resistance Type 2 Diabetes Model. • This data supports the observed results from the Beta Cell Area Quantitative Analysis using IHC. Importantly, Beta Cell Function is observed despite cessation of dosing. O.J. Fasipe et al. / Can J Diabetes 44 (2020) 663e669 Page 43

First Development Success with BMF-219 in Type II Diabetes

BMF-219 Demonstrates Strong Efficacy in Insulin Resistant Animal Model (ZDF Rat)

BMF-219 Reduces HbA1c After 28 days of Treatment and Maintains Effect After 14-day Washout



HbA1c (%)
* p<0.05
** p<0.01
****p<0.0001
HbA1c (%), Mean ± SEM
15
10
5
0
**
****
****
****
*
****
**
****
Day 29
Day 43
Vehicle 0mg/kg
BMF-219 40mg/kg (days 1-16), 200mg/kg (days 17-28) PO
BMF-219 85mg/kg PO
BMF-219 170mg/kg PO
Liraglutide 0.2 mg/kg BID

Somanath et al., ADA 2022 (113-LB)

- BMF-219 demonstrated significant decrease in HbA1c (-3.5% at day 29) vs. control starting on day 21 of treatment
- BMF-219 treated group demonstrated significant weight reduction starting at day 25
- HbA1c reduction in BMF-219 highest dose groups maintained through washout period biomea FUSION We Aim to Cure™
Page 44

First Development Success with BMF-219 in Type II Diabetes BMF-219 Treated Groups Display Body Weight and Cholesterol Reduction BMF-219 200 mg/kg group reduces body weight during BMF-219 reduces blood lipemic levels treatment in ZDF rats measured on Day 29 Triglycerides Total Cholesterol Body weight ✱ ✱ ✱ ✱ 425 ✱ ✱ ✱ 250 400 1000 *** p<0.0005 ****p<0.0001 200 800 375 150 600 350 100 400 325 50 200 13% body weight reduction on Day 29 0 0 300 1 3 5 8 10 12 15 17 19 21 22 25 28 29 31 Days Vehicle 0mg/kg BMF-219 170mg/kg PO Liraglutide 0.2mg/kg BID BMF-219 40mg/kg (days 1-16), 200mg/kg (days 17-28) PO Page 45 Vehicle 0mg/kg BMF-219 200mg/kg PO BMF-219 170mg/kg PO Liraglutide 0.2 mg/kg BID Vehicle 0mg/kg BMF-219 200mg/kg PO BMF-219 170mg/kg PO Liraglutide 0.2 mg/kg BID Body weight (g) Mean± SEM TC (mg/dL) Mean± SEM TG (mg/dL) Mean± SEM

First Development Success with BMF-219 in Type II Diabetes   COVALENT – 111 (Enrolling)

A Phase 1/2 Randomized, Double-Blind, Placebo-Controlled Single and Multiple Ascending Dose Study to Evaluate the Safety, Tolerability, Pharmacokinetics, and Pharmacodynamics of BMF-219, an Oral Covalent Menin Inhibitor, in Healthy Adult Subjects and in Adult Subjects with Type 2 Diabetes Mellitus

Phase 1 (SAD)	SAD C1 to SAD C4 (HVs) Total N=40 Dose [100, 200, 400, and 600 mg]
Phase 2 (MAD)	MAD C1 (HVs) Total N = 16 MAD C2 to MAD C8 (T2D) Total N=108 Dose [100, 200, 300, 400, 600 mg]

In the Phase 2, COVALENT-111 will enroll subjects with a HbA1C of 7-10% despite being on standard of care, up to three agents of therapy.

Study Treatment: BMF-219

- A covalent small molecule menin inhibitor, administered orally daily in 28 day cycles

Primary Objective:

- Evaluate safety and tolerability of BMF-219

Secondary Objectives:

- Evaluate PK of BMF-219
- Evaluate the effect on BMF-219 on glycemic parameters (HbA1C, PG) and few additional parameters using OGTT, 7-day CGM
- Evaluate the changes in beta cell function
- Evaluate impact on lipid parameters, body weight etc.

Exploratory Objectives:

- To assess the durability of response to glycemic parameters biomea FUSION We Aim to Cure™
Page 46

Second Development Success with BMF-500

BMF-500 A Third Generation FLT3 Inhibitor

Generation of FLT3 Inhibitor	First Generation FLT3 / multi-kinase Inhibitors			Second Generation FLT3 Inhibitors			Third Generation FLT3 Inhibitors
Products	**Midostaurin** *(FDA Approved as RYDAPT)*	**Lestaurtinib** *(Failed in clinical trials)*	**Sorafenib** *(FDA Approved as NEXAVAR)*	**Quizartinib** *(FDA Rejected due to Cardiotox)*	**Gilteritinib** *(FDA Approved as XOSPATA)*	**Crenolanib** *(Phase 3 in US)*	**BMF-500** *(Covalent Inhibitor, Preclinical)*
Benefits	• *In vitro* potency against FLT3 • Oral route of administration			• More selective for FLT3	• Improved PK properties	• Improved potency D835 • Reduced KIT inhibition	• Drives cell death • Improved FLT3 potency and selectivity • Improved activity in known resistance mechanisms • Limited impact on cKIT at projected physiological dose
Challenges	• Poor kinase selectivity • Challenging pharmacokinetic (PK) profile • Low steady state free drug concentration • Low potency resulting from challenging PK at tolerable doses			• Adverse Events • QTc impact • Cytopenia	• Drives Differentiation • Myelo-suppression • Frequent Dose Adj • QTc impact	• TID Dosing • F619 Resistance • Drives Differentiation	• Limited history of covalent FLT3 experience in the clinic • Novel scaffold with emerging profile
Kinome Selectivity	 Midostaurin	 Lestaurtinib	 Sorafenib	 Quizartinib	 Gilteritinib	 Crenolanib	 BMF-500

Sources: Levis M. (2017). Midostaurin approved for FLT3-mutated AML. *Blood*, *129*(26), 3403–3406. https://doi.org/10.1182/blood-2017-05-782292; Drugs@FDA.gov biomea FUSION We Aim to Cure™
Page 47

Second Development Success with BMF-500 BMF-500 Highly Effective FLT3 Inhibitor Against Resistance Mutations Page 48

Second Development Success with BMF-500 BMF-500 Highly Potent and Durable FLT3 Inhibitor Page 49

Second Development Success with BMF-500 BMF-500: Highly Potent and Durable FLT3 Inhibitor Individual Tumor Volume MV-4-11 Subcutaneous MV-4-11 Xenograft Model Xenograft Model

Biome Fusion WE AIM TO CURE 2023 : Exploring 8 Different Tumor Types and Type II Diabetes in the Clinic Present initial Phase II clinical data in Type 2 Diabetes: 1Q 2023 Present initial Phase I clinical data in AML: 1H 2023 Continue enrolling patients in trials exploring BMF-219 utility in KRAS driven Solid Tumors (PDAC, NSCLC, CRC) and Liquid Tumors (AML/ALL, MM, CLL, DLBCL) File IND for BMF-500: 1H 2023 Initiate Phase I trial for BMF-500: 1H 2023 Announce third pipeline asset from FUSION™ platform technology : 1H 2023 Cash as of 30 Sept 2022 $133.8M - Capitalized into 2024 Page 51

As of September 30, 2022 Company Financials (NASDAQ: BMEA) Three Months Ended Sept 30 2022 2021 Operating expenses: R&D $ 18,242 $ 7,886 G&A $ 5,242 $ 4,752 Total Operating Expenses $ 23,484 $ 12,638 $ (23,484) $ (12,638) Loss from operations $ 594 $ 32 Interest and other income, net $ (22,890) $ (12,606) Net loss Other comprehensive loss: Changes in unrealized gain on short term investments, net $ 4 - $ (22,886) $ (12,606) Comprehensive loss Net loss per common share, basic and diluted $ (0.78) $ (0.43) Weighted-average number of common shares used to compute basic and diluted net loss per 29,319,042 29,001,213 common share Cash as of 31 June 2022 $ 150.2M Net Cash Burn Q3 $ 16.4M Cash as of 30 Sept 2022 $ 133.8M Page 52

THANK YOU Biomea Fusion 900 Middlefield Road, 4th floor Redwood City, CA, 94063 biomeafusion.com 53